UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-35438	41-1716250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M Eden Prairie, Minnesota	55344-3848
(Address of principal executive offices)	(Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2013, MakeMusic, Inc. (“MakeMusic”) entered into a letter agreement with LEAP Acquisition Corporation (“Purchaser”), LaunchEquity Acquisition Partners, LLC Designated Series Education Partners (“Parent”) and LaunchEquity Partners, LLC (“Parent Sponsor”), pursuant to which the parties agreed that Purchaser will extend the tender offer to purchase all outstanding MakeMusic shares from midnight, New York City time, on April 18, 2013, to midnight, New York City time, on April 30, 2013. The foregoing description of the letter agreement is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01	Other Events

On April 18, 2013, MakeMusic issued a joint press release with Parent Sponsor announcing the extension of the tender offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

2.1	Letter agreement between MakeMusic and Purchaser, Parent and Parent Sponsor dated April 18, 2013, incorporated by reference to Exhibit (d)(6) to the Schedule TO filed by Parent and Parent Sponsor on April 18, 2013 (the “Schedule TO”)

99.1	Joint press release issued by MakeMusic. and Parent Sponsor on April 18, 2013, incorporated by reference to Exhibit (a)(5)(iv) to the Schedule TO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2013

MAKEMUSIC, INC.
/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 18, 2013	001-35438

Exhibit No.	ITEM

2.1	Letter agreement between MakeMusic and Purchaser, Parent and Parent Sponsor dated April 18, 2013, incorporated by reference to Exhibit (d)(6) to the Schedule TO

99.1	Joint press release issued by MakeMusic. and Parent Sponsor on April 18, 2013, incorporated by reference to Exhibit (a)(5)(iv) to the Schedule TO